Exhibit 10.2.2(d) 2 47222021.1 THIRD AMENDMENT TO PLANT ROBERT W. SCHERER UNITS ONE AND TWO OPERATING AGREEMENT This THIRD AMENDMENT TO PLANT ROBERT W. SCHERER UNITS NUMBERS ONE AND TWO OPERATING AGREEMENT, dated as of the 22nd day of February, 2022 (the “Effective Date”), is entered into by and among GEORGIA POWER COMPANY, OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) f/k/a Oglethorpe Power Corporation (An Electric Membership Generation and Transmission Corporation), MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, and CITY OF DALTON, acting by and through its Board of Water, Light and Sinking Fund Commissioners (d/b/a Dalton Utilities) (each a “Participant” and, collectively, the “Participants”). WITNESSETH WHEREAS, the Participants have previously entered into that certain Plant Robert W. Scherer Units Numbers One and Two Operating Agreement by and among all the Participants dated as of May 15, 1980; as amended by that certain Amendment to Plant Robert W. Scherer Units Numbers One and Two Operating Agreement by all and among all the Participants dated as of December 30, 1985; and further amended by that certain Second Amendment to Plant Robert W. Scherer Units Numbers One and Two Operating Agreement by and among all the Participants dated December 31, 1990 (as so amended, the “Operating Agreement”) providing, among other things, for the management, control, maintenance, and operation of Plant Robert W. Scherer Units Numbers One and Two; and WHEREAS, the Participants mutually desire to amend the Operating Agreement as set forth in this Third Amendment; NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Participants hereby agree as follows: 1. Definitions. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Operating Agreement. 2. Amendment to Section 5(b). Section 5(b) of the Operating Agreement is hereby amended by deleting the words, “with respect to each of Scherer Unit No. 1 and Scherer Unit No. 2 until the fortieth anniversary of the commencement of Commercial Operation of such unit” and inserting the following in lieu thereof, “until January 31, 2026 (the “Base Term”). The Base Term shall automatically renew for successive additional two year terms (each, an “Extension Term”) unless any Participant provides written notice of termination of the Operating Agreement eighteen (18) months prior to the expiration of the Base Term or twelve (12) months prior to the expiration of any Extension Term.

2 47222021.1 3. Ratification. This Third Amendment shall be construed in connection with and as a part of the Operating Agreement, and al I terms, conditions and covenants contained in the Operating Agreement, except as modified in Section 2 of this Third Amendment, shall be and remain in full force and effect, and the parties hereto agree that they are bound by the terms and conditions of the Operating Agreement as amended hereby. This Third Amendment may be executed in any number of counterparts and by original, electronic, or facsimile signatures, each of which shall be deemed an original, but all of which together shall constitute one instrument. IN WITNESS WHEREOF, the duly authorized representatives of the undersigned Participants have executed this Third Amendment under seal as of the Effective Date. Signed, sealed and delivered In the presence of: /s/ Lisa Cobb Witness GEORGIA POWER COMPANY By: /s/ R. Allen Reaves Name: R. Allen Reaves Title: /s/ Julia Reynolds Notary Public My Commission expires: Aug. 2, 2023 Attest: Its: (CORPORATE SEAL) Signed, sealed and delivered In the presence of: /s/ Billy Ussery Witness OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) By: /s/ Michael W. Price Name: Michael W. Price Title: EVP / COO /s/ Sharmyn Keeleigh Notary Public My Commission expires: March 7, 2025 Attest: /s/ Kimberly D. Adams Its: Secretary (CORPORATE SEAL) SIGNATURES CONTINUE ON FOLLOWING PAGE]

3 47222021.1 Signed, sealed and delivered In the presence of: Witness MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA By: /s/ James E. Fuller Name: James E. Fuller Title: President & CEO /s/ Cindy R. Cactaw Notary Public My Commission expires: Attest: Its: Sr. Vice President & General Counsel (OFFICIAL SEAL) Signed, sealed and delivered In the presence of: Witness THE CITY OF DALTON acting by and through its Board of Water, Light and Sinking Fund Commissioners (d/b/a Dalton utilities) By: /s/ Tom Bundros Name: Tom Bundros Title: CEO /s/ Pam Witherson Notary Public My Commission expires: 5-13-23 Attest: Its: Chief Energy Services Officer (OFFICIAL SEAL)